Annual
Report

                                [GRAPHIC OMITTED]
                                    WORLD MAP

                                DECEMBER 31, 2002




TEMPLETON DRAGON FUND, INC.

[GRAPHIC OMITTED]
FRANKLIN(R) TEMPLETON(R)
INVESTMENTS

[PHOTO OMITTED]
MARK MOBIUS

MARK MOBIUS, PH.D.
PRESIDENT AND CHIEF EXECUTIVE
OFFICER - INVESTMENT MANAGEMENT
TEMPLETON DRAGON FUND, INC.

Mark Mobius has been living in emerging market countries since earning his Ph.D. in economics and political science at Massachusetts Institute of Technology in 1964. During his extensive travels, he has acquired a thorough knowledge of business practices and customs unique to developing nations.

SHAREHOLDER LETTER

--------------------------------------------------------------------------------
YOUR FUND'S GOAL: TEMPLETON DRAGON FUND SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING AT LEAST 45% OF ITS TOTAL ASSETS IN THE EQUITY SECURITIES OF "CHINA COMPANIES," AS DEFINED IN THE FUND'S PROSPECTUS.
--------------------------------------------------------------------------------


Dear Shareholder:

This annual report for Templeton Dragon Fund covers the period ended December 31, 2002. During the year under review, China's attraction to multinational companies continued to stimulate substantial foreign direct investment (FDI) into the mainland. These inflows increased 14.6% to US$48 billion for the first 11 months of 2002 versus the same period in 2001. 1 The United Nations expects China to eventually overtake the U.S. as the world's largest recipient of FDI. China continued to be the fastest growing economy globally during the year under review, as third quarter 2002 gross domestic product (GDP) rose an annualized 8.1% compared with third quarter 2001, mainly due to strengthening export growth, FDI and strong consumer demand. 2 Data indicated 30% annualized export growth and a 14.5% rise in industrial production in November 2002 compared with November 2001. 3 Independent credit



CONTENTS

Shareholder Letter ................   1

Performance Summary ...............   8

Important Notice to
Shareholders ......................   9

Financial Highlights &
Statement of Investments ..........  10

Financial Statements ..............  14

Notes to
Financial Statements ..............  17

Independent
Auditors' Report ..................  22

Tax Designation ...................  27

Board Members
and Officers ......................  28





[GRAPH OMITTED]
EDGAR REPRESENTATION OF TEXT USED IN PYRAMID GRAPHIC AS FOLLOWS:

FUND CATEGORY

Global

Growth

Growth & Income

Income

Tax-Free income

1. Source: Xinua Economic News Service, 12/12/02.

2. Source: National Bureau of Statistics, People's Republic of China, 9/30/02; THE DISMAL SCIENTIST (www.economy.com).

3. Source: CHINA DAILY, 12/13/02.

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 11.

rating agency Moody's Investors Service, citing strong exports and foreign currency reserves, raised its outlook to positive from stable on the Chinese government's long-term foreign currency bonds. China's continued progress seemed to benefit the Fund's holdings to some extent as rapid growth and greater FDI inflows enabled companies to enhance their profitability. In addition, Taiwanese and foreign companies have increasingly begun to set up new plants in the Yangtze River delta region. As a result, Fund holdings in toll road companies such as Jiangsu Expressway and Zhejiang Expressway appeared to benefit from increased business activities and traffic in the area.

In an effort to liberalize its financial markets, China announced the implementation of a qualified foreign institutional investor program, under which investors would be able to invest in China's A-share market. To ensure long-term investor participation, China restricts the amount and time period of investment. Investors must invest US$50 million to US$800 million each and face a lock-up period of one to three years. While the restrictions may deter some investors, in our view this is a step in the right direction. China's continued liberalization of its markets appeared to benefit the Fund's holdings as a result of greater interest and Fund inflows from foreign investors.

Taiwan recovered much faster than many analysts had expected, with third quarter 2002 GDP growing an annualized 4.8% compared with third quarter 2001. This was better than the country's 2.6% annualized growth rate in 2002's first half versus the same period in 2001. 4 Key




[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA FOLLOWS:

Geographic Distribution
Based on Total Net Assets
12/31/02

China 47.4%
Hong Kong 40.5%
Taiwan 8.7
Short-Term Investments & Other net Assets 3.4




4. Source: Taiwan Directorate General of Budget.

contributors to growth included strengthening exports, private sector consumption and investment. However, citing slow progress on fiscal and banking reforms, independent credit rating agency Standard & Poor's downgraded Taiwan's sovereign rating to AA-minus from AA. Confident that the political tension between Taiwan and mainland China would have little impact on their business, many Taiwanese companies have shifted their bases of operations to the mainland to make use of the vast and cheaper labor resources there. This contributed to greater profitability for many Taiwanese companies. As a result, the Taiwanese government has been aiming to reposition itself as a research and procurement hub, and has been in talks with large multinationals such as Microsoft in the U.S. and Germany's Siemens. In fact, Siemens recently announced that it would set up a business center in Taiwan to head regional research and expansion. Siemens' officers estimated that this could increase the company's business with local Taiwanese companies more than 20% to about US$1.5 billion in 2003. 5 Although we do not hold Microsoft or Siemens in the Fund, their recent involvement and underlying investments demonstrate the fruits of Taiwan's industrial repositioning efforts. This increased our interest in the potential for Taiwan's technology sector. As such, we added the following to the Fund's portfolio: ASUSTeK, one of the world's biggest computer motherboard and game console manufacturers; Sunplus Technology, a leading Taiwanese integrated-circuit design company; and Compal, a dominant contract manufacturer of notebook computers that moved most of its facilities to China.



TOP 10 HOLDINGS
12/31/02

COMPANY
SECTOR/INDUSTRY,                 % OF TOTAL
COUNTRY                          NET ASSETS
-------------------------------------------

Dairy Farm
International Holdings Ltd.           11.4%
FOOD & DRUG
RETAILING, HONG KONG

China Petroleum &
Chemical Corp., H                      6.4%
OIL & GAS, CHINA

Zhejiang Expressway
Co. Ltd., H                            5.4%
TRANSPORTATION
INFRASTRUCTURE, CHINA

Tsingtao Brewery
Co. Ltd., H                            4.7%
BEVERAGES, CHINA
Cheung Kong Infrastructure
Holdings Ltd.                          4.4%
CONSTRUCTION MATERIALS,
HONG KONG

Hang Lung Group Ltd.                   3.9%
REAL ESTATE, HONG KONG

TCL International
Holdings Inc.                          3.8%
HOUSEHOLD DURABLES, CHINA

China Merchants
Holdings International
Co. Ltd.                               3.7%
INDUSTRIAL CONGLOMERATES,
HONG KONG

Jiangsu Expressway Co.
Ltd., H                                3.6%
TRANSPORTATION INFRASTRUCTURE,
HONG KONG

China Mobile
(Hong Kong) Ltd.                       3.3%
WIRELESS TELECOMMUNICATION
SERVICES, CHINA



5. Source: THE BUSINESS TIMES SINGAPORE, 11/26/02.

In Hong Kong, third quarter 2002 GDP rose an annualized 3.3% compared with third quarter 2001. This compared quite favorably to annualized growth of just 0.19% in the first half of 2002 versus the same period in 2001. 6 As a result, the government revised its 2002 GDP growth forecast up to 2% from 1%. Unemployment fell to 7.1% in November from 7.2% and 7.4% in October and September. 7 However, the Hong Kong government found it quite difficult to meet its deficit target for the 2003 fiscal year (which began in April 2002), and faced a fast-growing fiscal deficit. Standard & Poor's downgraded its outlook for Hong Kong's long-term local-currency credit rating, from stable to negative, citing concerns about the widening budget deficit. Hong Kong's market performance was affected by concerns over its rising budget deficit, persistent deflation and weak property market. Therefore, the Fund's exposure in Hong Kong was, to some extent, defensive in nature with companies like Cheung Kong Infrastructure and Henderson Investment. We also continued to hold Dairy Farm International, SmarTone and Hong Kong & Shanghai Hotels, seeking to benefit from any potential recovery ahead.

During this period, Templeton Dragon Fund delivered cumulative total returns of +21.22% in market-price terms and +12.29% in net asset value terms for the year ended December 31, 2002, as shown in the Performance Summary on page 8.







6. Source: Census & Statistics Department, Hong Kong, 9/30/02.
7. Source: Census & Statistics Department, Hong Kong, 12/31/02.

During the year under review, the Morgan Stanley Capital International (MSCI) China Free Index returned -14.05% in U.S. dollar terms, compared with returns of -24.45% and -17.79% for the MSCI Taiwan and MSCI Hong Kong Indexes. 8 The Fund's relative exposure to China H shares (Hong Kong listed Chinese companies) increased as prices moved up relative to other holdings. China H shares remained the Fund's largest allocation at nearly 40% of total net assets on December 31, 2002. In Taiwan, we realized gains as we sold all or part of our stakes of Giant Manufacturing, Premier Image, Taiwan Semiconductor and Accton, thus lowering the Fund's overall Taiwan exposure. In the latter half of 2002 we increased our exposure to the financial sector through investments in Sinopac Holdings and Chinatrust Financial Holding.

In Hong Kong, key portfolio movements included a reduction in the Fund's Dairy Farm International holdings, in part, to raise cash for the Fund's tender offer which was completed in July 2002. Henderson Investment holdings were increased because we believed the company's valuation was relatively attractive. Within the top 10 holdings, China H company Tsingtao Brewery and China Red Chips (Hong Kong listed companies with significant exposure to China) TCL and China Mobile replaced Taiwan's Premier Image Technology, China H company Huaneng Power and China Red Chip company Citic Pacific. As of December 31, 2002, the Fund's top sectors included transportation infrastructure, food & drug retailing, industrial conglomerates and oil & gas.



8. Source: Standard & Poor's Micropal. The MSCI China Free Index measures the total return (gross dividends reinvested) of equity securities available to foreign (non-local) investors in China. The MSCI Taiwan Index measures the total returns of equity secu-rities in Taiwan. The MSCI Hong Kong Index measures the total returns of equity securities in Hong Kong. Securities included in each index are weighted according to their market capitalization (shares outstanding times price). The unmanaged indexes are calculated by Morgan Stanley Capital International. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

Looking forward, we believe if China's attraction to multinational companies continues and its trade sector grows, these trends would contribute to its economic growth prospects over the long term. In our opinion, local businesses can benefit from growing demand for their products, as well as the continued outsourcing of China's cheap and vast resources. We also see Hong Kong's potential to benefit from strategic ties to China's rapidly evolving position in the global arena. Taiwan's efforts to reposition itself as a regional hub for research and procurement, if successful, could further benefit its local operations. Thus, we will continue to search for stocks we believe are well positioned for the long-term.

Of course, investing in any emerging market means accepting a certain amount of volatility and, in some cases, the consequences of severe market corrections. For example, Hong Kong's equity market has increased 410.76% in the last 15 years, but has suffered 7 quarterly declines of more than 15% each during that time. 9 Investing in emerging markets, particularly "China companies," also entails special considerations, including risks related to market and currency volatility, adverse economic, social and political developments, and the markets' relatively small size and lesser liquidity. Also, as a non-diversified investment company,







9. Source: Standard & Poor's Micropal. Based on quarterly total return change over 15 years ended 12/31/02. Market return is measured in U.S. dollars and includes reinvested dividends. The MSCI Hong Kong Index is market capitalization-weighted and measures the total returns of equity securities in Hong Kong.

the Fund may invest in a relatively small number of issuers, which could result in a greater risk of loss. While short-term volatility can be disconcerting, declines exceeding 50% are not unusual in emerging markets.

Thank you for investing in Templeton Dragon Fund. We appreciate your confidence and welcome your comments.

Sincerely,

/S/ MARK MOBIUS
Mark Mobius
President and Chief Executive Officer -
Investment Management
Templeton Dragon Fund, Inc.



This discussion reflects our analysis, opinions and portfolio holdings as of December 31, 2002, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

PERFORMANCE SUMMARY AS OF 12/31/02
DISTRIBUTIONS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF THE FUND'S OPERATING EXPENSES. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS ACCORDING TO THE TERMS SPECIFIED IN THE FUND'S DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN AND DO NOT REFLECT ANY SALES CHARGES PAID AT INCEPTION OR BROKERAGE COMMISSIONS PAID ON SECONDARY MARKET PURCHASES.



PRICE AND DISTRIBUTION INFORMATION


                                 CHANGE      12/31/02         12/31/01
----------------------------------------------------------------------
Net Asset Value (NAV)            +$0.91        $9.73            $8.82
Market Price (NYSE)              +$1.43        $8.92            $7.49

DISTRIBUTIONS (1/1/02-12/31/02)
Dividend Income                 $0.1700


PERFORMANCE



                                                               COMMENCEMENT
                                                              OF OPERATIONS
                                     1-YEAR        5-YEAR       (9/20/94)
--------------------------------------------------------------------------------
Cumulative Total Return 1
  Based on change in NAV             +12.29%       +18.41%        +35.88%
  Based on change in market price    +21.22%       +33.39%        +17.09%
Average Annual Total Return 1
  Based on change in NAV             +12.29%        +3.44%         +3.77%
  Based on change in market price    +21.22%        +5.93%         +1.92%

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated.

--------------------------------------------------------------------------------
Ongoing market volatility can significantly affect short-term performance; more recent returns may differ from those shown. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, economic instability and political developments of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified investment company investing in "China companies," the Fund may invest in a relatively small number of issuers and, as a result, be subject to a greater risk of loss with respect to its portfolio securities. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

IMPORTANT NOTICE TO SHAREHOLDERS

--------------------------------------------------------------------------------
TENDER OFFERS. On June 11, 2002, the Fund commenced a tender offer for up to 4,874,109 shares, or 10%, of the Fund's outstanding shares at a price per share equal to 90% of net asset value per share as of July 10, 2002, the expiration date of the tender offer. A total of 4,364,925.9071 shares were properly tendered and accepted for purchase at a purchase price of $9.45 per share.

The Fund's Board announced that the Fund will commence a second tender offer for a minimum of 10% of the Fund's outstanding shares at no less than 90% of net asset value. The Board of Directors has not set a commencement date for the second tender offer; however, it anticipates that it will commence prior to April 30, 2003.

REPURCHASE PROGRAM. On May 10, 2002, the Board of Directors discontinued the Fund's open-market share repurchase program.

MANAGED DISTRIBUTION POLICY. On January 4, 2002, the Board of Directors discontinued the Fund's managed distribution policy.
--------------------------------------------------------------------------------

TEMPLETON DRAGON FUND, INC.
Financial Highlights

                                                                                                  YEAR ENDED
                                                                YEAR ENDED DECEMBER 31,            MARCH 31,
-------------------------------------------------------------------------------------------------------------
                                                     2002      2001      2000       1999      1998 +    1998
-------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE ++
(for a share outstanding throughout the year)
Net asset value, beginning of year ............     $8.82     $9.91    $12.75     $10.00    $13.58    $18.25
                                                 ------------------------------------------------------------
Income from investment operations:
 Net investment income ........................       .17       .25       .12        .31       .25       .37
 Net realized and unrealized
 gains (losses) ...............................       .81      (.37)    (2.01)      3.58     (3.29)    (3.58)
                                                 ------------------------------------------------------------
Total from investment operations ..............       .98      (.12)    (1.89)      3.89     (3.04)    (3.21)
                                                 ------------------------------------------------------------
Capital share repurchases .....................       .10       .01       .22      --          .03         --
Less distributions from:
 Net investment income ........................      (.17)     (.23)    (1.17)      (.32)     (.27)     (.35)
 Net realized gains ...........................        --        --        --         --        --     (1.11)
 Tax return of capital ........................        --      (.75)      --        (.82)     (.30)       --
                                                 ------------------------------------------------------------
Total distributions ...........................      (.17)     (.98)    (1.17)     (1.14)     (.57)    (1.46)
                                                 ------------------------------------------------------------
Net asset value, end of year ..................     $9.73     $8.82     $9.91     $12.75    $10.00    $13.58
                                                 ============================================================

Market value, end of year a ...................   $8.9200   $7.4900   $7.2500    $9.8125   $7.3750  $11.3750
                                                 ============================================================

Total return (based on market
 value per share)* ............................    21.22%    16.95%  (15.31)%     50.11%  (30.08)%  (11.82)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...............  $431,779  $429,889  $485,091   $673,869  $528,464  $733,533
Ratios to average net assets:
 Expenses .....................................     1.62%     1.54%     1.56%      1.59%     1.59%**   1.53%
 Net investment income ........................     1.80%     2.58%     1.04%      2.80%     3.21%**   2.14%
Portfolio turnover rate .......................    15.75%    70.94%   132.74%     66.60%    39.92%    13.59%


*Total return is not annualized for periods less than one year.
**Annualized.
 +For the period April 1, 1998 to December 31, 1998. Prior to this period, the Fund's fiscal year end was March 31.
++Based on average weighted shares outstanding effective year ended
 December 31, 1999.
aBased on the last sale on the New York Stock Exchange.

                       See notes to financial statements.

TEMPLETON DRAGON FUND, INC.
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002


                                                                            COUNTRY      SHARES      VALUE
-------------------------------------------------------------------------------------------------------------



     COMMON STOCKS 96.6%
     AUTOMOBILES 1.3%
     Qingling Motors Co. Ltd., H ..................................          China     48,813,496 $ 5,696,113
                                                                                                  -----------
     BANKS 3.1%
    *Chinatrust Financial Holding Co. .............................         Taiwan      5,680,000   4,623,066
    *Sinopac Holdings .............................................         Taiwan     21,053,423   8,810,103
                                                                                                  -----------
                                                                                                   13,433,169
                                                                                                  -----------
     BEVERAGES 4.7%
    +Tsingtao Brewery Co. Ltd., H .................................          China     39,944,000  20,104,278
                                                                                                  -----------
     CHEMICALS 3.1%
   *+Sinopec Beijing Yanhua Petrochemical Co. Ltd., H .............          China     72,215,887   8,704,782
    *Sinopec Shanghai Petrochemical Co. Ltd., H ...................          China     32,138,000   4,862,931
                                                                                                  -----------
                                                                                                   13,567,713
                                                                                                  -----------
     COMMERCIAL SERVICES & SUPPLIES .3%
     Travelsky Technology Ltd., H .................................          China      1,911,000   1,323,280
                                                                                                  -----------
     COMPUTERS & PERIPHERALS 1.9%
     Asustek Computer Inc. ........................................         Taiwan      1,320,000   2,315,789
     CMC Magnetics Corp. ..........................................         Taiwan      4,524,000   1,815,065
     Compal Electronics Inc. ......................................         Taiwan      1,294,000   1,339,776
     Legend Group Ltd. ............................................        Hong Kong    7,604,000   2,535,203
                                                                                                  -----------
                                                                                                    8,005,833
                                                                                                  -----------
     CONSTRUCTION MATERIALS 4.4%
     Cheung Kong Infrastructure Holdings Ltd. .....................        Hong Kong   11,180,000  19,139,049
                                                                                                  -----------
     DISTRIBUTORS 1.8%
     China Resources Enterprise Ltd. ..............................          China      8,720,000   7,715,478
                                                                                                  -----------
     DIVERSIFIED FINANCIALS .8%
     China Everbright Ltd. ........................................          China      1,663,788     388,299
     Yuanta Core Pacific Securities Co. ...........................         Taiwan      6,000,445   2,882,009
                                                                                                  -----------
                                                                                                    3,270,308
                                                                                                  -----------
     ELECTRIC UTILITIES 4.3%
     Beijing Datang Power Generation Co. Ltd., H ..................          China     32,020,000  10,367,642
     Huaneng Power International Inc., H ..........................          China     10,154,000   8,137,939
                                                                                                  -----------
                                                                                                   18,505,581
                                                                                                  -----------
     ELECTRICAL EQUIPMENT 1.3%
     Phoenixtec Power Co. Ltd. ....................................         Taiwan      7,180,000   5,430,946
    *Universal Scientific Industiral Co. Ltd. .....................         Taiwan      1,002,000     283,857
                                                                                                  -----------
                                                                                                    5,714,803
                                                                                                  -----------
     FOOD & DRUG RETAILING 11.4%
     Dairy Farm International Holdings Ltd. .......................        Hong Kong   51,900,478  49,305,454
                                                                                                  -----------
     FOOD PRODUCTS 1.2%
     UNI-President Enterprises Corp. ..............................         Taiwan     16,069,030   4,991,243
                                                                                                  -----------

--------------------------------------------------------------------------------



TEMPLETON DRAGON FUND, INC.
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (CONT.)


                                                                            COUNTRY      SHARES       VALUE
-------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
     HOTELS RESTAURANTS & LEISURE 2.8%
     China Travel International Investment Hong Kong Ltd. ........         Hong Kong    1,020,000 $   160,880
     Hong Kong & Shanghai Hotels Ltd. ............................         Hong Kong   28,157,000  11,915,098
                                                                                                  -----------
                                                                                                   12,075,978

     HOUSEHOLD DURABLES 3.9%
     TCL International Holdings Inc. .............................           China     53,614,000  16,328,229
     Tsann Kuen Enterprise Co. Ltd. ..............................          Taiwan        326,000     436,917
                                                                                                  -----------
                                                                                                   16,765,146

     INDUSTRIAL CONGLOMERATES 9.0%
     Beijing Enterprises Holdings Ltd. ...........................         Hong Kong    3,082,000   2,806,004
     China Merchants Holdings International Co. Ltd. .............         Hong Kong   22,860,000  15,976,072
     Citic Pacific Ltd. ..........................................         Hong Kong    6,496,000  11,995,153
     Hutchison Whampoa Ltd. ......................................         Hong Kong      622,000   3,892,311
     Shanghai Industrial Holdings Ltd. ...........................         Hong Kong    2,904,000   4,003,154
                                                                                                  -----------
                                                                                                   38,672,694

     MARINE 2.1%
     China Shipping Development Co. Ltd., H ......................           China     43,988,000   9,194,309
                                                                                                  -----------
     METALS & MINING 1.9%
    +Angang New Steel Company Ltd., H ............................           China     58,332,000   8,377,649
                                                                                                  -----------
     OFFICE ELECTRONICS .3%
     Kinpo Electronics Inc. ......................................          Taiwan      2,322,000   1,195,393
                                                                                                  -----------
     OIL & GAS 8.8%
     China Petroleum & Chemical Corp., H .........................           China    164,928,000  27,705,307
     PetroChina Co. Ltd., H ......................................           China     50,880,000  10,112,908
                                                                                                  -----------
                                                                                                   37,818,215

     PHARMACEUTICALS 1.0%
     China Pharmaceutical Enterprise & Invt. Corp. Ltd. ..........           China     24,814,000   4,454,737
                                                                                                  -----------
     REAL ESTATE 8.3%
     Cheung Kong Holdings Ltd. ...................................         Hong Kong      989,000   6,436,201
     Hang Lung Group Ltd. ........................................         Hong Kong   20,415,000  16,754,314
     Henderson China Holdings Ltd. ...............................         Hong Kong    9,215,000   3,042,775
     Henderson Investment Ltd. ...................................         Hong Kong    9,677,000   8,934,505
     Henderson Land Development Co. Ltd. .........................         Hong Kong      248,000     744,157
                                                                                                  -----------
                                                                                                   35,911,952
                                                                                                  -----------
     ROAD & RAIL 1.5%
     Guangshen Railway Co. Ltd., H ...............................           China     27,326,000   4,625,379
     MTR Corp. Ltd. ..............................................         Hong Kong    1,577,652   1,669,023
                                                                                                  -----------
                                                                                                    6,294,402
                                                                                                  -----------


TEMPLETON DRAGON FUND, INC.
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (CONT.)



                                                                        COUNTRY       SHARES         VALUE
---------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)

     SEMICONDUCTOR EQUIPMENT & PRODUCTS .6%
     Sunplus Technology Co. Ltd. .................................       Taiwan        435,000   $    813,201
    *United Microelectronics Corp. ...............................       Taiwan      3,220,000      1,954,041
                                                                                                 ------------
                                                                                                    2,767,242
                                                                                                 ------------

     TRANSPORTATION INFRASTRUCTURE 11.5%
     Cosco Pacific Ltd. ..........................................      Hong Kong   13,462,000     11,048,081
     Jiangsu Expressway Co. Ltd., H ..............................        China     53,156,000     15,677,521
     Zhejiang Expressway Co. Ltd., H .............................        China     60,074,000     23,110,273
                                                                                                 ------------
                                                                                                   49,835,875
                                                                                                 ------------

     WIRELESS TELECOMMUNICATION SERVICES 5.3%
    *China Mobile (Hong Kong) Ltd. ...............................        China      5,988,000     14,243,705
    *China Unicom Ltd. ...........................................        China      5,206,000      3,538,159
     Smartone Telecommunications Holdings Ltd. ...................      Hong Kong    3,777,000      4,213,699
     Taiwan Cellular Corp. .......................................       Taiwan      1,009,120        841,659
                                                                                                 ------------
                                                                                                   22,837,222
                                                                                                 ------------
     TOTAL COMMON STOCKS (COST $406,315,142) .....................                                416,973,116
                                                                                                 ------------

     SHORT TERM INVESTMENTS (COST $23,091,482) 5.3%
   a Franklin Institutional Fiduciary Trust
       Money Market Portfolio ....................................    United States 23,091,482     23,091,482
                                                                                                 ------------
     TOTAL INVESTMENTS (COST $429,406,624) 101.9% ................                                440,064,598
     OTHER ASSETS LESS LIABILITIES (1.9)% ........................                                 (8,285,535)
                                                                                                 ------------
     TOTAL NET ASSETS 100.0% .....................................                               $431,779,063
                                                                                                 ============

   a See note 6 regarding investments in the "Sweep Money Fund."
   * Non-income producing.
   + See note 7 regarding holdings of 5% voting securities.


                       See notes to financial statements.

TEMPLETON DRAGON FUND, INC.
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002


Assets
 Investments in Securities:
  Cost - Unaffiliated issuers ..................................................             $405,580,691
  Cost - Non-controlled affiliated issuers .....................................               23,825,933
                                                                                             ------------
  Value - Unaffiliated issuers .................................................              402,877,889
  Value - Non-controlled affiliated issuers ....................................               37,186,709
 Foreign currency, at value (cost $1,547) ......................................                    1,902
                                                                                             ------------
      Total assets .............................................................              440,066,500
                                                                                             ------------
Liabilities:
 Payables:
  Affiliates ...................................................................                  509,656
 Distributions to shareholders .................................................                7,570,574
 Accrued expenses ..............................................................                  207,207
                                                                                             ------------
      Total liabilities ........................................................                8,287,437
                                                                                             ------------
Net assets, at value ...........................................................             $431,779,063
                                                                                             ============
 Net assets consist of:
  Undistributed net investment income ..........................................               $  470,356
  Net unrealized appreciation ..................................................               10,657,974
  Accumulated net realized loss ................................................             (101,136,865)
  Capital shares ...............................................................              521,787,598
                                                                                             ------------
Net assets, at value ...........................................................             $431,779,063
                                                                                             ============
Net asset value per share ($431,779,063 [DIVIDE] 44,376,167
      shares outstanding) .....................................................              $       9.73
                                                                                             ============



                       See notes to financial statements.


TEMPLETON DRAGON FUND, INC.
Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002

Investment Income:
 (net of foreign taxes of $409,227)
Dividend Income:
 Unaffiliated issuers ..........................................................              $13,036,244
 Non-controlled affiliated issuers (Note 7) ....................................                2,190,531
Interest Income - unaffiliated issuers .........................................                  373,289
                                                                                              -----------
      Total Investment Income ..................................................               15,600,064
                                                                                              -----------
Expenses:
 Management fees (Note 3) ......................................................                5,627,157
 Administrative fees (Note 3) ..................................................                  683,723
 Transfer agent fees ...........................................................                  316,600
 Custodian fees ................................................................                  217,465
 Registration and filing fees ..................................................                   42,950
 Professional fees .............................................................                  425,300
 Directors' fees and expenses ..................................................                   86,150
 Other .........................................................................                    9,000
                                                                                              -----------
      Total expenses ...........................................................                7,408,345
                                                                                              -----------
Net investment income ..........................................................                8,191,719
                                                                                              -----------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments:
   Unaffiliated issuers ........................................................                1,633,603
   Non-controlled affiliated issuers (Note 7) ..................................                2,097,521
  Foreign currency transactions ................................................                  (67,303)
                                                                                              -----------
      Net realized gain ........................................................                3,663,821
Net unrealized appreciation (depreciation) on:
  Investments ..................................................................               39,114,594
  Translation of assets and liabilities denominated in foreign currencies ......                  (18,956)
                                                                                              -----------
      Net unrealized appreciation ..............................................               39,095,638
                                                                                              -----------
Net realized and unrealized gain ...............................................               42,759,459
                                                                                              -----------
Net increase in net assets resulting from operations ...........................              $50,951,178
                                                                                              ===========



                       See notes to financial statements.

TEMPLETON DRAGON FUND, INC.
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                                                    2002          2001
                                                                               --------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ................................................       $  8,191,719  $ 12,181,444
  Net realized gain (loss) from investments
   and foreign currency transactions ...................................          3,663,821   (35,849,637)
  Net unrealized appreciation on investments and translation of
   assets and liabilities denominated in foreign currencies ............         39,095,638    18,013,935
                                                                               --------------------------
      Net increase (decrease) in net assets
       resulting from operations .......................................         50,951,178    (5,654,258)

 Distributions to shareholders from:
  Net investment income ................................................         (7,570,574)  (11,028,205)
  Tax return of capital ................................................                 --   (36,831,606)
                                                                               --------------------------
 Total distributions to shareholders ...................................         (7,570,574)  (47,859,811)

 Capital share transactions (Note 2) ...................................        (41,490,771)   (1,688,066)
                                                                               --------------------------
      Net increase (decrease) in net assets ............................          1,889,833   (55,202,135)

Net assets:
 Beginning of year .....................................................        429,889,230   485,091,365
                                                                               --------------------------
 End of year ...........................................................       $431,779,063  $429,889,230
                                                                               ==========================
Undistributed net investment income included in net assets:
 End of year ...........................................................       $    470,356            --
                                                                               ==========================


                              See notes to financial statements.

TEMPLETON DRAGON FUND, INC.
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Dragon Fund, Inc. (the Fund), is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund seeks long-term capital appreciation by investing at least 45% of its total assets in the equity securities of "China companies," as defined in the Fund's prospectus. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

D. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

TEMPLETON DRAGON FUND, INC.
Notes to Financial Statements (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. CAPITAL STOCK

On October 18, 1997, the Board of Directors of the Fund authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, up to 5.4 million shares of the Fund's common stock in open-market transactions, at the discretion of management (approximately 10% of the shares outstanding at the time the program was initially implemented). In May 2000, the Board of Directors removed the 10% limitation on share repurchases in order to give management greater flexibility to engage in an aggressive share repurchase program. Effective May 10, 2002, the Board of Directors discontinued the repurchase program.

At December 31, 2002, there were 100 million shares authorized ($.01 par value). Share repurchase transactions were as follows:

                                             YEAR ENDED DECEMBER 31,
                                            --------------------------
                                               2002            2001
                                            --------------------------
Shares repurchased .........................    --           207,100
Amount repurchased .........................    --        $1,688,066
Weighted average discount of market price
to net asset value of shares repurchased ...    --               20%

On July 11, 2002, the Fund purchased and retired 4,364,926 shares of its outstanding common stock for $9.45 (equal to 90% of the Fund's net asset value per share as of tender offer expiration date) per share pursuant to a tender offer. The Fund incurred tender costs of $242,221 which were charged to additional paid-in-capital.

The Fund's Board of Directors announced that the Fund will commence a second tender offer for a minimum of 10% of the Fund's outstanding shares at no less than 90% of net asset value. The Board of Directors has not set a commencement date for the second tender offer; however, it anticipates that it will commence prior to April 30, 2003.

TEMPLETON DRAGON FUND, INC.
Notes to Financial Statements (CONTINUED)


3. TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also officers or directors of Templeton Asset Management Ltd. (TAML) and Franklin Templeton Services, LLC (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays an investment management fee to TAML of 1.25% per year of the average weekly net assets of the Fund. The Fund pays FT Services an administrative fee of 0.15% per year of the Fund's average weekly net assets, of which 0.10% is paid to Nomura Asset Management, Inc.


4. INCOME TAXES

At December 31, 2002, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

                 Cost of investments .......................  $432,635,036
                                                              -------------
                 Unrealized appreciation ...................    66,688,938
                 Unrealized depreciation ...................   (59,259,376)
                                                              -------------
                 Net unrealized appreciation ...............  $  7,429,562
                                                              =============

                 Distributable earnings - ordinary income ..  $    470,356
                                                              =============

The tax character of distributions paid during the years ended December 31, 2002 and 2001, was as follows:

 DISTRIBUTIONS PAID FROM:                          2002           2001
                                                -------------------------
 Ordinary income ............................   $7,570,574    $11,028,205
 Return of capital ..........................           --     36,831,606
                                                -------------------------
                                                $7,570,574    $47,859,811
                                                -------------------------

Net investment income and net realized gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

At December 31, 2002, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                 Capital loss carryovers expiring in:
                  2006 .............................. $   992,610
                  2007 ..............................  49,694,430
                  2009 ..............................  47,221,414
                                                      -----------
                                                      $97,908,454
                                                      ===========


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2002 aggregated 67,593,405 and 96,374,874, respectively.

TEMPLETON DRAGON FUND, INC.
Notes to Financial Statements (CONTINUED)


6. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers Inc. (an affiliate of the Fund's investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund. The Fund earned $278,336 of dividend income from investment in the Sweep Money Fund.


7. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" to include investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" at December 31, 2002 were as shown below.

                            NUMBER OF                              NUMBER OF                        DIVIDEND
                           SHARES HELD     GROSS      GROSS        SHARES HELD       VALUE           INCOME        REALIZED
NAME OF ISSUER            DEC. 31, 2001  ADDITIONS  REDUCTIONS    DEC. 31, 2002  DEC. 31, 2002  1/1/02-12/31/02  GAINS (LOSSES)
-------------------------------------------------------------------------------------------------------------------------------
NON-CONTROLLED AFFILIATES
Angang New Steel
 Company Ltd., H ........  58,332,000           --          --      58,332,000    $ 8,377,649     $  563,745     $       --
Sinopec Beijing Yanhua
 Petrochemical
 Co. Ltd. ...............  77,872,000           --  (5,656,113)     72,215,887      8,704,782             --       (189,355)
Tsingtao Brewery Co.
 Ltd., H ................  40,502,000           --    (558,000)     39,944,000     20,104,278        538,252        116,007
Zhejiang Expressway
 Co. Ltd., H ...........   86,468,000           -- (26,394,000)     60,074,000              *      1,088,534      2,170,869
                                                                                  -----------------------------------------
TOTAL NON-CONTROLLED
 AFFILIATES .............                                                         $37,186,709     $2,190,531     $2,097,521
                                                                                  =========================================
*As of December 31, 2002 no longer an affiliate.


TEMPLETON DRAGON FUND, INC.
Notes to Financial Statements (CONTINUED)


8. SUBSEQUENT EVENT

On January 29, 2003, the Fund, its investment manager, and Templeton China World Fund, Inc. (together with the Fund, hereinafter referred to as the "Funds," and collectively with the investment manager, the "Plaintiffs") filed a verified complaint in the United States District Court for the District of Maryland, Northern Division, naming as defendants President and Fellows of Harvard College ("Harvard"), Harvard Management Company, Inc., which is an investment advisor to Harvard, and Steven Alperin, a vice president of Harvard Management (collectively, the "Defendants") (Case No. JFM 03-CV-275). The complaint alleges that the Defendants repeatedly violated several provisions of the Federal securities laws and the rules of the Securities and Exchange Commission (the "SEC"), including by failing to make timely and required disclosures in SEC filings with respect to Harvard's acquisitions and holdings of shares of each of the Funds, by acquiring shares while Harvard was prohibited from doing so because Harvard had not filed appropriate disclosure schedules with the SEC, by making false or misleading statements in connection with Harvard's solicitation of proxies from the shareholders of Templeton China World Fund in connection with its 2003 annual meeting of shareholders, and by illegally profiting from short-swing trading in the shares of the Funds. Plaintiffs request that the Court grant several forms of equitable relief, including disgorgement to the Funds of any illegal short-swing profits. On February 7, 2003, the Defendants counterclaimed, alleging that the Plaintiffs and each Fund's directors violated certain provisions of the federal securities laws and SEC rules, including by making false or misleading statements and by breaching their fiduciary duties to the Funds and their shareholders. The Defendants also have asserted counterclaims under Maryland state law alleging the investment manager and each Fund's Directors breached their fiduciary duties owed to the Funds and their shareholders. In their counterclaims, Defendants request the Court to grant several forms of monetary and non-monetary relief. Management of the Fund does not anticipate that this litigation will have a material adverse impact on the Fund. Management of the Fund believes that the counterclaims alleged by the Defendants are without merit and intends to vigorously defend against them.

TEMPLETON DRAGON FUND, INC.
INDEPENDENT AUDITORS' REPORT
To the Board of Directors and Shareholders of Templeton Dragon Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Dragon Fund, Inc. (the "Fund") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial highlights for each of the periods prior to January 1, 1999 were audited by other independent accountants whose report dated January 28, 1999 expressed an unqualified opinion on those statements.



PricewaterhouseCoopers LLP
San Francisco, California
January 30, 2003, except as to Note 8
the date of which is February 14, 2003

TEMPLETON DRAGON FUND, INC.
Annual Meeting of Shareholders, May 3, 2002

An Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Ft. Lauderdale, Florida, on May 3, 2002 and reconvened on May 29, 2002. The purpose of the meeting was to elect five Directors of the Fund, to approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund from a Maryland corporation to a Delaware business trust, to approve amendments to certain of the Fund's fundamental investment restrictions (including three Sub-Proposals) and to approve the elimination of certain of the Fund's fundamental investment restrictions. At the meeting held on May 3, 2002, the following persons were elected by the shareholders to serve as Directors of the Fund: Harris J. Ashton, Nicholas F. Brady, Frank J. Crothers, S. Joseph Fortunato and Constantine D. Tseretopoulos.* At the reconvened meeting held on May 29, 2002, Shareholders approved an Agreement and Plan of Reorganization that provides for the reorganization of the Fund from a Maryland corporation to a Delaware business trust, amendments to certain of the Fund's fundamental investment restrictions (including three Sub-Proposals), and the elimination of certain of the Fund's fundamental investment restrictions. No other business was transacted at the meetings.

The results of the voting at the meetings are as follows:

Proposal 1.       The election of five (5) Directors:

                                            % OF         % OF                            % OF        % OF
                                         OUTSTANDING     VOTED                       OUTSTANDING    VOTED
TERM EXPIRING 2004:         FOR            SHARES        SHARES        WITHHELD         SHARES      SHARES
---------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
Harris J. Ashton .......  27,809,350       57.06%        78.76%        7,501,357        15.39%      21.24%
Frank J. Crothers ......  28,330,328       58.12%        80.23%        6,980,379        14.32%      19.77%
S. Joseph Fortunato ....  27,833,625       57.11%        78.82%        7,477,082        15.34%      21.18%
Constantine
 D. Tseretopoulos ......  28,262,543       57.99%        80.04%        7,048,164        14.46%      19.96%
INTERESTED DIRECTOR
Nicholas F. Brady ......  27,872,807       57.19%        78.94%        7,437,900        15.26%      21.06%

* Andrew H. Hines, Jr., Edith E. Holiday, Betty P. Krahmer, Gordon S. Macklin and Fred R. Millsaps currently serve as
Independent Directors and Martin L. Flanagan and Charles B. Johnson currently serve as Interested Directors. Their terms of office continued after the Annual Meeting of Shareholders.

Proposal 2.      To approve an Agreement and Plan of Reorganization that
                 provides for the reorganization of the Fund from a Maryland corporation to a Delaware business trust:

                                            % OF       % OF VOTES
                                         OUTSTANDING     CAST ON
                         SHARES VOTED      SHARES       PROPOSAL
------------------------------------------------------------------------
For .................... 28,816,142        59.12%          77.35%
Against ................  7,842,816        16.09%          21.05%
Abstain ................    595,807         1.22%           1.60%
Broker Non-Votes .......  4,232,811         8.68%             --
------------------------------------------------------------------------
TOTAL .................. 41,487,576        85.11%         100.00%

TEMPLETON DRAGON FUND, INC.
Annual Meeting of Shareholders, May 3, 2002 (CONTINUED)

Proposal 3. To approve amendments to certain of the Fund's fundamental investment restrictions (includes three (3) Sub-Proposals):

Proposal 3a. To amend the Fund's fundamental investment restriction regarding industry concentration:

                                            % OF       % OF VOTES
                                         OUTSTANDING     CAST ON
                         SHARES VOTED      SHARES       PROPOSAL
-------------------------------------------------------------------------
For .................... 33,958,996        69.67%          91.15%
Against ................  2,589,426         5.31%           6.95%
Abstain ................    706,438         1.45%           1.90%
Broker Non-Votes .......  4,232,716         8.68%             --
-------------------------------------------------------------------------
TOTAL .................. 41,487,576        85.11%         100.00%

Proposal 3b. To amend the Fund's fundamental investment restriction regarding borrowing and issuing senior securities:

                                            % OF       % OF VOTES
                                         OUTSTANDING     CAST ON
                         SHARES VOTED      SHARES       PROPOSAL
-------------------------------------------------------------------------
For .................... 25,406,494        52.13%          68.20%
Against ................ 11,109,963        22.79%          29.82%
Abstain ................    738,399         1.51%           1.98%
Broker Non-Votes .......  4,232,720         8.68%             --
-------------------------------------------------------------------------
TOTAL .................. 41,487,576        85.11%         100.00%

 Proposal 3c. To amend the Fund's fundamental investment restriction regarding investments in commodities:

                                            % OF       % OF VOTES
                                         OUTSTANDING     CAST ON
                         SHARES VOTED      SHARES       PROPOSAL
-------------------------------------------------------------------------
For .................... 24,586,388        50.44%          65.99%
Against ................ 11,949,755        24.52%          32.08%
Abstain ................    718,716         1.47%           1.93%
Broker Non-Votes .......  4,232,717         8.68%             --
-------------------------------------------------------------------------
TOTAL .................. 41,487,576        85.11%         100.00%

Proposal 4.   To approve the elimination of certain of the Fund's fundamental investment restrictions:

                                            % OF       % OF VOTES
                                         OUTSTANDING     CAST ON
                         SHARES VOTED      SHARES       PROPOSAL
-------------------------------------------------------------------------
For .................... 27,971,892        57.38%          75.08%
Against ................  8,568,375        17.58%          23.00%
Abstain ................    714,592         1.47%           1.92%
Broker Non-Votes .......  4,232,717         8.68%             --
-------------------------------------------------------------------------
TOTAL .................. 41,487,576        85.11%         100.00%

TEMPLETON DRAGON FUND, INC.
Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

If shares of the Fund are held in the shareholder's name, the shareholder will automatically be a participant in the Plan (other than shareholders holding their shares through Japan Securities Clearing Corporation, who will not be enrolled in the Plan unless certain conditions are met and they elect to participate), unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.

Participants should contact Mellon Investor Services LLC, P.O. Box 3338, South Hackensack, NJ 07606-1938, to receive the Plan brochure.

To receive dividends or distributions in cash, the shareholder must notify Mellon Securities Trust Company (the "Plan Agent") at the address above or the institution in whose name the shares are held. The Plan Agent must receive written notice within 10 business days before the record date for the distribution.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional payments to the Plan Agent, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Securities Trust Company" and sent to Mellon Investor Services LLC, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attn:
Templeton Dragon Fund, Inc. The Plan Agent shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of the Fund's shares in the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax which may be payable on dividends or distributions.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent sent to Mellon Investor Services LLC, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

TEMPLETON DRAGON FUND, INC.


TRANSFER AGENT

Mellon Investor Services LLC
85 Challenger Road
Ridgefield Park, NJ 07660
1-800/416-5585
www.melloninvestor.com

















SHAREHOLDER INFORMATION

Shares of Templeton Dragon Fund, Inc. are traded daily on the New York Stock Exchange under the symbol "TDF". The Fund's shares are also listed and traded in Japan on the Osaka Securities Exchange. Information about the net asset value and the market price is published each Monday in the Wall Street Journal, weekly in BARRON'S and each Saturday in THE NEW YORK TIMES and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about distributions and shareholder accounts, call 1-800-416-5585. Registered shareholders can now access their Fund account on-line with INVESTOR SERVICE DIRECT SM. For information go to Mellon Investor Services' web site at https://vault.melloninvestor.com/isd and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. pacific time any business day at 1-800-DIAL BEN (R) (1-800-342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of the reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list by writing Templeton Dragon Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St.Petersburg, FL 33733-8030.

TEMPLETON DRAGON FUND, INC.
Tax Designation (unaudited)

At December 31, 2002, more than 50% of the Templeton Dragon Fund, Inc.'s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

The following table provides a breakdown by country of foreign source income and foreign taxes paid, as designated by the Fund, to shareholders of record on December 31, 2002.



                                   FOREIGN TAX PAID    FOREIGN SOURCE
                   COUNTRY             PER SHARE      INCOME PER SHARE
                -------------------------------------------------------
                   China               $0.0000            $0.0942
                   Hong Kong            0.0000             0.0757
                   Taiwan               0.0092             0.0129
                                  -------------------------------------
                   TOTAL               $0.0092            $0.1828
                                  =====================================



In January 2003, shareholders will receive Form 1099-DIV which will include their share of taxes withheld and foreign source income during the calendar year 2002. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

BOARD MEMBERS AND OFFICERS

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.


INDEPENDENT BOARD MEMBERS                                     NUMBER OF
                                                         PORTFOLIOS IN FUND
                                         LENGTH OF        COMPLEX OVERSEEN
NAME, AGE AND ADDRESS      POSITION     TIME SERVED       BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
-------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (70)      Director      Since 1994             133             Director, Bar-S Foods
500 East Broward Blvd.                                                          (meat packing company).
Suite 2100
Fort Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company)
(until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host
Corporation (nursery and craft centers) (until 1998).
-------------------------------------------------------------------------------------------------------

FRANK J. CROTHERS (58)     Director      Since 1998             17                     None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Atlantic Equipment & Power Ltd.; Vice Chairman, Caribbean Utilities Co. Ltd.; Director and President, Provo
Power Company Ltd.; Director, Caribbean Electric Utility Services Corporation (Chairman until 2002); and director of various other business and nonprofit
organizations.

------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (70)   Director      Since 1994             134                    None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch.
------------------------------------------------------------------------------------------------------

ANDREW H. HINES, JR. (79)  Director      Since 1994              27                    None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Consultant, Triangle Consulting Group; and FORMERLY,Executive-in-residence,
Eckerd College (1991-2002); Chairman and Director, Precise Power Corporation
(1990-1997); Director, Checkers Drive-In Restaurant, Inc. (1994-1997); and
Chairman of the Board and Chief Executive Officer, Florida Progress Corporation
(holding company in the energy area) (1982-1990) and director of various of its subsidiaries.
------------------------------------------------------------------------------------------------------


                                                              NUMBER OF
                                                         PORTFOLIOS IN FUND
                                         LENGTH OF        COMPLEX OVERSEEN
NAME, AGE AND ADDRESS      POSITION     TIME SERVED       BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
-------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (50)      Director      Since 1996              82           Director, Amerada Hess
500 East Broward Blvd.                                                        Corporation (exploration
Suite 2100                                                                    and refining of oil and
Fort Lauderdale,                                                              gas); Hercules
FL 33394-3091                                                                 Incorporated (chemicals,
                                                                              fibers and resins);
                                                                              Beverly Enterprises, Inc.
                                                                              (health care); H.J. Heinz
                                                                              Company (processed foods
                                                                              and allied products); RTI
                                                                              International Metals,
                                                                              Inc. (manufacture and
                                                                              distribution of
                                                                              titanium); and Canadian
                                                                              National Railway
                                                                              (railroad).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993);
General Counsel to the United States Treasury Department (1989-1990); and
Counselor to the Secretary and Assistant Secretary for Public Affairs and Public
Liaison-United States Treasury Department (1988-1989).
-------------------------------------------------------------------------------------------------------

BETTY P. KRAHMER (73)      Director      Since 1994              21                    None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or trustee of various civic associations; and FORMERLY, Economic Analyst, U.S. government.
-------------------------------------------------------------------------------------------------------

GORDON S. MACKLIN (74)     Director      Since 1994             133           Director, White Mountains
500 East Broward Blvd.                                                        Insurance Group, Ltd.
Suite 2100                                                                    (holding company); Martek
Fort Lauderdale, FL 33394-3091                                                Biosciences Corporation;
                                                                              MedImmune, Inc.
                                                                              (biotechnology);
                                                                              Overstock.com (Internet
                                                                              services); and Spacehab,
                                                                              Inc. (aerospace
                                                                              services).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman,
White River Corporation (financial services) (until 1998) and Hambrecht & Quist Group (investment banking)
(until 1992); and President, National Association of Securities Dealers, Inc. (until 1987).
-------------------------------------------------------------------------------------------------------

FRED R. MILLSAPS (73)      Director      Since 1994              27                    None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various business and nonprofit organizations; and manager of personal investments (1978-present); and formerly, Chairman and Chief Executive
Officer, Landmark Banking Corporation (1969-1978); Financial Vice President,
Florida Power and Light (1965-1969); and Vice President, Federal Reserve Bank of
Atlanta (1958-1965).
-------------------------------------------------------------------------------------------------------

CONSTANTINE D.             Director      Since 1998              17                    None
TSERETOPOULOS (48)
500 East Broward Blvd.
Suite 2100
Fort Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow, University of Maryland
(1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center
(1982-1985).
-------------------------------------------------------------------------------------------------------


INTERESTED BOARD MEMBERS AND OFFICERS                        NUMBER OF
                                                         PORTFOLIOS IN FUND
                                         LENGTH OF        COMPLEX OVERSEEN
NAME, AGE AND ADDRESS      POSITION     TIME SERVED       BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
-------------------------------------------------------------------------------------------------------

**NICHOLAS F. BRADY (72)   Director      Since 1994              21           Director, Amerada Hess
500 East Broward Blvd.                                                        Corporation (exploration
Suite 2100                                                                    and refining of oil and
Fort Lauderdale,                                                              gas); C2, Inc. (operating
FL 33394-3091                                                                 and investment business);
                                                                              and H.J. Heinz Company
                                                                              (processed foods and
                                                                              allied products).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Templeton Emerging Markets Investment Trust PLC, Darby Overseas Investments, Ltd.,
Darby Emerging Markets Investments LDC and Darby Technology Ventures Group, LLC (investment firms) (1994-present); Director, Templeton Capital Advisors Ltd. and Franklin Templeton
Investment Fund; and FORMERLY, Secretary of the United States Department of the Treasury
(1988-1993); Chairman of the Board, Dillon, Read & Co., Inc. (investment banking) (until 1988);
and U.S. Senator, New Jersey (April 1982-December 1982).
-------------------------------------------------------------------------------------------------------

**MARTIN L. FLANAGAN (42)  Director      Since 1994              4            None
One Franklin Parkway       and Vice
San Mateo, CA 94403-1906   President

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member - Office of the President, Chief Financial Officer and Chief
Operating Officer, Franklin Resources, Inc.; Senior Vice President and Chief
Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President,
Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice
President and Chief Operating Officer, Templeton Investment Counsel, LLC;
President and Director, Franklin Advisers, Inc.; Executive Vice President,
Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor
Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC;
Chairman, Franklin Templeton Services, LLC; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 49 of the investment companies in Franklin Templeton Investments.

-------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (69)  Director,     Director and           133           None
One Franklin Parkway       Vice          Vice President
San Mateo, CA 94403-1906   President     since 1994 and
                           and           Chairman of
                           Chairman      the Board
                           of the        since 1995
                           Board

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman
and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
Distributors, Inc.; Director, Fiduciary Trust Company International; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------------------------------

HARMON E. BURNS (57)       Vice          Since 1996             Not           None
One Franklin Parkway       President                        Applicable
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President
and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.;
Director, Franklin Investment Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------------------------------

JEFFREY A. EVERETT (38)    Vice          Since 2001             Not           None
PO Box N-7759              President                        Applicable
Lyford Cay,
Nassau, Bahamas

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Templeton Global Advisors Limited; officer of 15 of the investment companies in Franklin Templeton Investments; and FORMERLY, Investment
Officer, First Pennsylvania Investment Research (until 1989).
-------------------------------------------------------------------------------------------------------


                                                              NUMBER OF
                                                         PORTFOLIOS IN FUND
                                          LENGTH OF        COMPLEX OVERSEEN
NAME, AGE AND ADDRESS      POSITION      TIME SERVED       BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
-------------------------------------------------------------------------------------------------------

JIMMY D. GAMBILL (55)      Senior Vice    Since 2002        Not Applicable     None
500 East Broward Blvd.     President
Suite 2100                 and Chief
Fort Lauderdale,           Executive
FL 33394-3091              Officer -
                           Finance and
                           Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and
officer of 50 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------------------------------

DAVID P. GOSS (55)         Vice           Since 2000        Not Applicable     None
One Franklin Parkway       President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; President, Chief Executive Officer and
Director, Property Resources, Inc. and Franklin Properties, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; officer of 50 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer
and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust
(until 2000).
-------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (55)      Vice           Vice              Not Applicable     None
One Franklin Parkway       President      President
San Mateo, CA 94403-1906   and            since
                           Secretary      2000 and
                                          Secretary
                                          since 1996

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; Senior Vice President,
Templeton Worldwide, Inc.; and officer of one of the other subsidiaries of Franklin Resources,
Inc. and of 50 of the investment companies in Franklin Templeton Investments; and FORMERLY,
Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to
the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities
and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk,
U.S. District Court (District of Massachusetts) (until 1979).
-------------------------------------------------------------------------------------------------------
RUPERT H. JOHNSON, JR. (62) Vice          Since 1996       Not Applicable     None
One Franklin Parkway        President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice
President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers,
Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice President, Franklin Advisory
Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin
Templeton Investments.
-------------------------------------------------------------------------------------------------------

                                                                            31


                                                              NUMBER OF
                                                         PORTFOLIOS IN FUND
                                          LENGTH OF        COMPLEX OVERSEEN
NAME, AGE AND ADDRESS      POSITION      TIME SERVED       BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
-------------------------------------------------------------------------------------------------------

JOHN R. KAY (62)           Vice          Since 1994         Not Applicable      None
500 East Broward Blvd.     President
Suite 2100
Fort Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin Templeton
Distributors, Inc.; Senior Vice President, Franklin Templeton Services, LLC; and officer of one of the other subsidiaries of Franklin Resources, Inc. and of 20 of the investment companies in
Franklin Templeton Investments; and FORMERLY, Vice President and Controller, Keystone Group,
Inc.
-------------------------------------------------------------------------------------------------------

MICHAEL O. MAGDOL (65)     Vice          Since 2002         Not Applicable     Director, FTI
600 5th Avenue             President                                           Banque, Arch
Rockefeller Center         - AML                                               Chemicals,
New York, NY 10048-0772    Compliance                                          Inc. and
                                                                               Lingnan
                                                                               Foundation.

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company
International; officer and/or director, as the case may be of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------------------------------

MARK MOBIUS (66)           President     President          Not Applicable     None
Two Exchange Square,       and Chief     since 1994
39th Floor, Suite 3905-08  Executive     and Chief
Hong Kong                  Officer -     Executive
                           Investment    Officer -
                           Management    Investment
                                         Management
                                         since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Portfolio Manager of various Templeton advisory affiliates; Managing Director,
Templeton Asset Management Ltd.; Executive Vice President and Director,
Templeton Global Advisors Limited; officer of six of the investment companies in
Franklin Templeton Investments; officer and/or director as the case may be of some of the subsidiaries of Franklin Resources, Inc.; and FORMERLY, President,
International Investment Trust Company Limited (investment manager of Taiwan
R.O.C. Fund) (1986-1987); and Director, Vickers da Costa, Hong Kong (1983-1986).
-------------------------------------------------------------------------------------------------------

BRUCE S. ROSENBERG (41)    Treasurer     Treasurer          Not Applicable     None
500 East Broward Blvd.     and Chief     since 2000
Suite 2100                 Financial     and Chief
Fort Lauderdale,           Officer       Financial
FL 33394-3091                            Officer
                                         since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; and officer of some of the subsidiaries of Franklin Resources, Inc. and of 16 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------------------------------


                                                              NUMBER OF
                                                         PORTFOLIOS IN FUND
                                          LENGTH OF        COMPLEX OVERSEEN
NAME, AGE AND ADDRESS      POSITION      TIME SERVED       BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
-------------------------------------------------------------------------------------------------------
MURRAY L. SIMPSON (65)     Vice          Since 2000        Not Applicable              None
One Franklin Parkway       President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 50 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chief Executive Officer and Managing
Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director,
Templeton Asset Management Ltd. (until 1999).
-------------------------------------------------------------------------------------------------------



*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers and may also share a common underwriter.

**Charles B. Johnson is considered an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's adviser, and his position within the Fund. Martin L. Flanagan is considered an interested person of the Fund under the federal securities laws due to his position as officer of Resources and his position within the Fund. Nicholas F. Brady is considered an interested person of the Fund under the federal securities laws due to his business affiliations with Resources and Templeton Global Advisors Limited. Mr. Brady and Resources are both limited partners of Darby Overseas Partners, L.P. (Darby Overseas). Mr. Brady is Chairman and shareholder of Darby Overseas Investments, Ltd., which is the corporate general partner of Darby Overseas. In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P. (DEMF). Mr. Brady serves as Chairman of the corporate general partner of DEMF, and Darby Overseas and its general partner own 100% of the stock of the general partner of DEMF. Resources also is an investor in Darby Technology Ventures Group, LLC (DTV) in which Darby Overseas is a significant investor and for which Darby Overseas has the right to appoint a majority of the directors. Templeton Global Advisors Limited also is a limited partner in Darby-BBVA Latin America Private Equity Fund, L.P. (DBVA), a private equity fund in which Darby Overseas is a significant investor, and the general partner of which Darby Overseas controls jointly with an unaffiliated third party. Mr. Brady is also a director of Templeton Capital Advisors Ltd. (TCAL), which serves as investment manager to certain unregistered funds. TCAL and Templeton Global Advisors Limited are both indirect subsidiaries of Resources.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

                       This page intentionally left blank.

                       This page intentionally left blank.

                       This page intentionally left blank.

LITERATURE REQUEST
For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

GLOBAL GROWTH
Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
 Companies Fund
Templeton Growth Fund
Templeton International (Ex EM) Fund
Templeton World Fund

GLOBAL GROWTH & INCOME
Franklin Global Communications Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Templeton Hard
 Currency Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin Capital Growth Fund 1
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund 2
Franklin Gold and Precious
 Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
 Growth Fund
Franklin Technology Fund
Franklin U.S. Long-Short Fund 3

GROWTH & INCOME
Franklin Balance Sheet Investment Fund 4
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 4
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth
 Target Fund
Franklin Templeton Moderate
 Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 5
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
 Access Fund
Franklin Floating Rate Trust 6
Franklin Short-Intermediate
 U.S. Government Securities Fund 5
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
 Securities Fund 5
Franklin Federal Money Fund 5,7
Franklin Money Fund 5,7


TAX-FREE INCOME 8
Double Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund 9
Tax-Exempt Money Fund 5,7

STATE-SPECIFIC
TAX-FREE INCOME 8
Alabama
Arizona
California 10
Colorado
Connecticut
Florida 10
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 9
Michigan 9
Minnesota 9
Missouri
New Jersey
New York 10
North Carolina
Ohio 9
Oregon
Pennsylvania
Tennessee
Virginia


INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust 11




1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.
2. Formerly Franklin California Growth Fund. Effective 9/1/02, the fund's name changed and its investment criteria was modified to invest a majority of its net assets in California companies, as opposed to at least 80% of net assets.
3. Upon reaching approximately $350 million in assets, the fund will close to all investors.
4. The fund is only open to existing shareholders as well as select retirement plans.
5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
6. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
7. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.
8. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.
9. Portfolio of insured municipal securities.
10. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY). 11. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.

                                                                           12/02

[LOGO OMITTED]
FRANKLIN(R) TEMPLETON(R)
INVESTMENTS

100 Fountain Parkway
P.O. Box 33030
St. Petersburg, Florida 33733-8030


ANNUAL REPORT
TEMPLETON DRAGON FUND, INC.

AUDITORS
PricewaterhouseCoopers LLP
333 Market Street
San Francisco, CA 94105

TRANSFER AGENT
Mellon Investor Services LLC
85 Challenger Road
Ridgefield Park, New Jersey 07660
1-800/416-5585
www.melloninvestor.com

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in the shares of the Fund. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


                            [RECYCLE LOGO] Printed on recycled paper




TLTDF A2002 02/03